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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                       MAIN STREET AND MAIN INCORPORATED
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:
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    2)   Form, Schedule or Registration Statement No.:
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    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                                IMPORTANT NOTICE

           THE ACCOMPANYING PROXY STATEMENT WAS INADVERTENTLY PRINTED
                    WITH THE PRIOR YEAR'S PERFORMANCE GRAPH.
  AS A RESULT, PAGE 15 OF THE ACCOMPANYING PROXY STATEMENT SHOULD BE REPLACED
                      IN ITS ENTIRETY WITH THE FOLLOWING:

                                PERFORMANCE GRAPH

     The following line graph compares  cumulative total stockholder returns for
(a) our common stock; (b) the Nasdaq Stock Market (U.S.) Index; and (c) the Dow Jones Restaurants Index.

     The graph assumes an investment of $100 in each of our common stock, the Nasdaq Stock Market Index, and the Dow Jones Restaurants Index on December 29, 1997. The calculation of cumulative stockholder return on each of the indexes includes reinvestment of dividends, but the calculation of cumulative stockholder return on our common stock does not include reinvestment of dividends because we did not pay dividends during the measurement period. The stock price and the performance of the indexes shown in the graph are not necessarily indicative of future results.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                    AMONG MAIN STREET AND MAIN INCORPORATED,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                     AND THE DOW JONES US RESTAURANTS INDEX

                                    [GRAPH]

                                                          CUMULATIVE TOTAL RETURN
                                      ---------------------------------------------------------------
                                      12/29/97   12/28/98   12/27/99   12/25/00   12/31/01   12/30/02
                                      --------   --------   --------   --------   --------   --------
MAIN STREET AND MAIN INCORPORATED      100.00     110.75     109.70     103.23     169.98      65.38
NASDAQ STOCK MARKET (U.S.)             100.00     143.22     261.16     163.90     127.55      88.48
DOW JONES US RESTAURANTS               100.00     138.94     141.35     126.68     128.32     103.43